EXHIBIT 10.23

                         LEOPOLD STYLING PRODUCTS, INC.
                             STOCK OPTION AGREEMENT


                  THIS STOCK OPTION AGREEMENT (this "Agreement") is made as of the Grant Date, as set forth on the attached Exhibit A, by and between LEOPOLD STYLING PRODUCTS, INC., a Delaware corporation (the "Company"), and the person listed on the attached Exhibit A (the "Optionholder").

                  Optionholder is a key person associated with the Company, and the Company considers it desirable and in its best interest that Optionholder be given an inducement to acquire a proprietary interest in the Company and added incentive to advance the interest of the Company by possessing an option to purchase the Company's Stock.

                  NOW, THEREFORE, it is agreed by and between the parties as follows:

                  1. GRANT OF OPTION. The Company hereby grants to Optionholder, as of the grant date (the "Grant Date") specified in the attached Exhibit A, the right, privilege and option to purchase shares of Stock as set forth on the attached Exhibit A (the "Optioned Shares"), subject in all respects to the terms, conditions and provisions of this Agreement. It is set forth in Exhibit A whether or not the option is intended to be an incentive stock option ("ISO") as defined in Section 422 of the Code.

                  2. OPTION PRICE. The option price (the "Option Price") as determined by the Company is set forth on the attached Exhibit A, which price has been determined by the Company to be not less than 100 percent of the fair market value per share of the Stock on the date of grant of this option (110 percent if an option is an ISO and the Optionholder is a stockholder who at the date of the grant of this option owns stock possessing more than ten percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company).

                  3. VESTING OF OPTION. The time at which the Optioned Shares vest and Optionholder may exercise his granted option with respect to such Optioned Shares shall be as described on Exhibit A attached hereto. Optioned Shares that have vested may be acquired at any time, and from time to time, in whole or in part, until the option expires as provided in Section 6 hereof.

                  4. EXERCISE OF OPTION. The option issued hereunder shall be exercisable by written notice to the Company, addressed to the Company at its principal place of business.

                  5. LOCKUP AGREEMENT. Upon the proper exercise of any option, Optionholder may be required to agree not to sell or otherwise transfer any acquired Optioned Shares during any stock lockup period agreed to by the Company and any underwriter associated with such public offering.

                  6. TERMINATION OF OPTION. Except as otherwise set forth on Exhibit A, this option, to the extent not previously exercised, shall terminate upon the first to occur of the tenth anniversary of the Grant Date.
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                  7. NO PRIVILEGE OF STOCK  OWNERSHIP.  The holder of the option granted hereunder shall not have any of the rights of a stockholder with respect to the Optioned Shares until such Optionholder shall have exercised the option, paid the Option Price, and received a stock certificate for the purchased shares of Stock.

                  8. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of the Stock upon such exercise shall be subject to compliance by the Company and the Optionholder with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange in which the shares of the Stock may be listed at the time of such exercise and issuance. In connection with the exercise of this option, Optionholder shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with applicable requirements of federal and state securities laws.

                  9. LIABILITY OF THE COMPANY. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Stock pursuant to this Agreement shall relieve the Company of any liability with respect to the nonissuance or sale of the Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

                  10.  NO  EMPLOYMENT  OR  SERVICE  CONTRACT.  Nothing  in  this
Agreement or in the Plan shall confer upon the Optionholder any right to continue in the service of the Company (or any parent or subsidiary corporation of the Company employing or retaining Optionholder) for any period of time or to interfere with or otherwise restrict in any way the rights of the Company (or any parent or subsidiary corporation of the Company employing or retaining Optionholder) or the Optionholder, which rights are hereby expressly reserved by each, to terminate the service of Optionholder at any time for any reason whatsoever, with or without cause.

                  11. ASSIGNABILITY. Except as specifically set forth on Exhibit A, neither this option nor any rights or privileges conferred thereby shall be assignable or transferable by the Optionholder other than by will or by the laws of descent and distribution, and this option shall be exercisable only by Optionholder during the Optionholder's lifetime.

                  12. BINDING AFFECT. This agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

                  13. SECURITIES MATTERS.

                       (a) EXERCISE OF OPTION. The option granted hereunder may be exercised by the Optionholder only if (i) the shares of Stock which are to be issued upon such execution are registered under the Securities Act of 1933, as amended (the "1933 Act"), the Arizona Securities Act, as amended (the "Arizona Act"), and the securities laws of any other applicable jurisdiction, or
(ii) the Company,  upon advice of counsel,  determines  that the issuance of the shares of Stock upon the exercise of the Optionholder is exempt from registration requirements.

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                       (b)  RESTRICTION  OF  SHARES.  The  Company  is  under no
obligation to register, under the 1933 Act, the Arizona Act or the securities laws of any other jurisdiction, any of the shares of Stock to be issued to the Optionholder upon the exercise of any option or to take any action which would make available any exemption from registration. If the shares to be issued to the Optionholder upon the exercise of any option have not been registered under the 1933 Act, the Arizona Act or the securities laws of any other jurisdiction, those shares will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and must be held indefinitely without any transfer, sale or other disposition unless (a) the shares are subsequently registered under the 1933 Act, the Arizona Act and the securities laws of any other applicable jurisdiction, or (b) the Optionholder obtains an opinion of counsel which is satisfactory to counsel for the Company that the shares may be sold in reliance on an exemption from registration requirements.

                  14. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Optionholder at the address indicated on Exhibit A. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                  15.    GOVERNING   LAW.  The   interpretation,    performance,
and enforcement of this Agreement shall be governed by the laws of the State of Arizona.

                  IN WITNESS WHEREOF the parties hereto have executed this agreement or caused it to be executed on the day and year first above written.

                                         LEOPOLD STYLING PRODUCTS, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Its:
                                             -----------------------------------

ATTESTED BY:

-----------------------------                -----------------------------------
Secretary                                    Optionholder


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                         LEOPOLD STYLING PRODUCTS, INC.

                                    EXHIBIT A


Optionholder:     Thomas M. Clifford


Address of
Optionholder:     --------------------------------------------------------------

                  --------------------------------------------------------------

Grant Date:       June 29, 1995


Optioned Shares:  161,571


Option Price:     $0.10


Check One Box:

[ ] It is intended that the options are "incentive  stock options" under section
    422 of the Code.


[X] It is intended that the options are nonqualified options.

Vesting Schedule

                  All of the options shall vest and become exercisable on June 29, 1999; provided, however, that the Company's Board of Directors in its sole discretion may accelerate the vesting of the options if the Company's earnings per share, calculated in accordance with generally accepted accounting practices, for the calendar years ended December 31, 1997 and December 31, 1998 shall exceed, in aggregate, $2.30.